Value Line
                       Emerging Opportunities Fund, Inc.

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                                   PROSPECTUS

                                 AUGUST 1, 2005
                        (As Supplemented March 10, 2006)
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                                                                         #533549

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.
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TABLE OF CONTENTS
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                     Fund Summary
                     What is the Fund's goal? Page 2
                     What are the Fund's main investment strategies? Page 2 What are the main risks of investing in the Fund? Page 2 How has the Fund performed? Page 4
                     What are the Fund's fees and expenses? Page 6

How We Manage The Fund
Our principal investment strategies Page 8
The principal risks of investing in the Fund Page 10

                                Who Manages The Fund
                                Investment Adviser Page 11
                                Management fees Page 11
                                Portfolio management Page 11

          About Your Account
          How to buy shares Page 12
          How to sell shares Page 15
          Frequent purchases and redemptions of Fund shares Page 17 Special services Page 18
          Dividends, distributions and taxes Page 19

                                   Financial Highlights
                                   Financial Highlights Page 21
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FUND SUMMARY
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What is the Fund's goal?

                  The Fund's investment objective is long-term growth of capital. No consideration is given to current income in the choice of investments. Although the Fund will strive to achieve this goal, there is no assurance that it will succeed.

What are the Fund's main investment strategies?

                  To achieve the Fund's goal, at least 65% of the market value of the Fund's total assets are invested in common stocks of small capitalization (including micro capitalization) companies, that is companies with a market capitalization of $2.5 billion or less at the time of purchase.

                  In selecting securities for purchase or sale, the Adviser relies on the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System (the "Ranking Systems"). The Ranking Systems compare the Adviser's estimate of the probable market performance of each common stock during the next six to twelve months to that of all of the stocks under review and rank common stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Fund invests usually are selected from those U.S. securities ranked 1, 2 or 3 by one of the Ranking Systems, but it may also invest in other common stocks.

What are the main risks of investing in the Fund?

                  Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.

                  Investments in small and micro capitalization companies often involve greater risks than investments in larger, more established companies. Smaller companies may have less management experience, fewer financial resources and limited product diversification, which may lead to greater volatility in stock prices than those of larger companies.

2
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                  Other risks that you assume when investing in the Fund are those associated with investing in common stocks and market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

                  The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected by changes in stock prices which tend to fluctuate more than bond prices.

                  The Fund may have a high portfolio turnover rate which may result in higher brokerage commissions and may negatively affect the Fund's performance.

                  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 10.

                                                                               3
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How has the Fund performed?

                  This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the life of the Fund, as well as the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the Russell 2000 Index, which is a broad based market index. You should remember that unlike the Fund, the index is unmanaged and does not include the costs of buying, selling, and holding the securities. All returns reflect reinvested dividends. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                  Total Returns (before taxes) as of 12/31 each year (%)

                  -------------------------------------------------------------


[The following data represents the bar chart depicted in the printed material.]

        1995   1996   1997   1998   1999   2000    2001    2002   2003   2004
        ----   ----   ----   ----   ----   ----    ----    ----   ----   ----
       24.04  10.35  11.54   4.61  70.63   5.57    3.85  -14.16  33.65  16.67

Best Quarter:    Q4 1999      +39.15%
Worst Quarter:   Q3 1998      (19.23)%

                  As of June 30, 2005, the Fund had a year-to-date total return of 1.29%.

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Average annual total returns for periods ended December 31, 2004

                                                    1 year   5 years    10 years
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Value Line Emerging Opportunities Fund
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Return before taxes                                16.67%     7.97%      14.87%
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Return after taxes on distributions                16.67%     6.86%      13.09%
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Return after taxes on distributions and sale       10.83%     6.19%      12.18%
of Fund shares
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Russell 2000 Index                                 18.33%     6.61%      11.54%
(reflects no deduction for fees,
expenses or taxes)
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                  After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

                  After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

                  Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

                                                                               5
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What are the Fund's fees and expenses?

     These tables describe the fees and expenses you pay in connection with an investment in the Fund.

     Shareholder Fees (fees paid directly from your investment)
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     Maximum Sales Charges (Load) Imposed on Purchases as a percentage    None
     of offering price
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     Maximum Deferred Sales Charges (Load) as a percentage of original    None
     purchase price or redemption price, whichever is lower
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     Maximum Sales Charges (Load) Imposed on Reinvested Dividends         None
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     Redemption Fee                                                       None
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     Exchange Fee                                                         None
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     Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)
     ==============================================
     Management Fees                           .75%
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     Distribution and Service (12b-1) Fees*    .25%
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     Other Expenses                            .14%
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     Total Annual Fund Operating Expenses     1.14%
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                  * Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than if you paid other types of sales charges.

6
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                  Example

                  This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

                                         1 year   3 years   5 years   10 years
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Value Line Emerging Opportunities Fund     $116      $362      $628    $1,386
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                                                                               7
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HOW WE MANAGE THE FUND
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Our principal investment strategies

                  The Adviser analyzes economic and market conditions, seeking to identify the market sectors or securities that it thinks make the best investments. Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund's objective.

                  The Fund attempts to achieve its objective by investing in small-cap (including micro capitalization) stocks, that is stocks of companies that have a market capitalization of $2.5 billion or less at the time of acquisition.

                  In selecting common stocks for purchase or sale, the Adviser may rely on the Ranking Systems.

                  The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.

                  The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in U.S. markets, including stocks with large, mid and small market capitalizations. There are only a few stocks of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all 1,700 stocks under review. The Timeliness Rankings are updated weekly.

                  The Value Line Performance Ranking System for common stocks was introduced in 1995. The Performance Ranking System evaluates the approximately 1,800 stocks in the Small and Mid-Cap Edition of The Value Line Investment Survey which consists of stocks with mostly smaller market capitalizations (under $1 billion), mid-cap stocks (between $1 billion and $5 billion in market capitalization) and only a few stocks of foreign issuers. This stock ranking system relies on factors similar to those found in the Value Line

8
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                  Timeliness Ranking System except that it does not utilize
                  earnings estimates. The Performance Ranking System uses a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each stock during the coming six to twelve months to that of all 1,800 stocks under review.

                  Neither of the Ranking Systems eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance of common stocks over the next six to twelve months. The Fund's investments usually are selected from common stocks ranked 1, 2 or 3 by one of the Ranking Systems but the Fund may also invest in other common stocks. The utilization of the Ranking Systems is no assurance that the Fund will perform more favorably than the market in general over any particular period.

                  Temporary defensive position

                  From time to time in response to adverse market, economic, political or other conditions, up to 35% of the Fund's total assets may be held in cash, U.S. Government securities or money market instruments rated in the top two categories by a nationally recognized statistical rating organization for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objective.

                  Portfolio turnover

                  The Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective. This strategy results in higher brokerage commissions and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See "Financial Highlights" for the Fund's most current portfolio turnover rates.

                                                                               9
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The principal risks of investing in the Fund

                - Because the Fund invests substantially all of its assets in common stocks, the value of the stocks in its portfolio and the Fund's share price might decrease in response to the activities of an individual company or in response to general market or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owner of bonds will take precedence over the claims of owners of common stocks.

                - Investing in small or micro capitalization or newer companies involves the risk that these companies may have less capital, a shorter history of operations and less experienced management than larger more established companies. In addition, securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger more established companies, and may be subject to wide price fluctuations. Investment in such companies tend to be more volatile and somewhat more speculative.

                - Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. This could have a negative effect on the Fund's performance.

                - The Fund's use of the Ranking Systems involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio.

                - Please see the Statement of Additional Information for a
                  further discussion of risks. Information on the Fund's recent portfolio holdings can be found in the Fund's current annual, semi-annual or quarterly reports. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also available in the Statement of Additional Information.

10
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WHO MANAGES THE FUND
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                  The business and affairs of the Fund are managed by the
                  Fund's officers under the direction of the Fund's Board of Directors.

Investment Adviser

                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of approximately $3 billion as of June 30, 2005.

                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

Management fees

                  For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets.

Portfolio management

                  Stephen E. Grant is responsible for the day-to-day management of the Fund's portfolio. Mr. Grant, a Vice President of the Fund, has been a portfolio manager with the Adviser since 1991. There is additional information in the Statement of Additional Information about Mr. Grant's compensation, other accounts he manages and his ownership of Fund shares.

                                                                              11
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ABOUT YOUR ACCOUNT
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How to buy shares

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                - By telephone
                  Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

                - By wire
                  If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

                - Through a broker-dealer
                  You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

                - By mail
                  Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

                - Minimum/additional investments
                  Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.

                - Time of purchase
                  Your price for Fund shares is the Fund's net asset value per share (NAV) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently
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12
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                  closed on weekends, New Year's Day, Martin Luther King, Jr.
                  Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is received in correct form by BFDS as agent for the Fund. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                  Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

                - Distribution plan
                  The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.

                - Additional dealer compensation
                  Value Line Securities, Inc. (the Fund's distributor) may pay additional compensation, out of its own assets, to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the distributor. Value Line Securities, Inc. determines the firms to which payments may be made.
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                                                                              13
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                - Net asset value
                  The Fund's NAV is determined as of close of regular trading on the Exchange each day the Exchange is open for business.
                  NAV is calculated by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities for which market prices or quotations are readily available are priced at their market value. Securities for which market valuations are not readily available are priced at their fair market value as determined under the direction of the Board of Directors. The Fund will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of security due to factors affecting one or more relevant securities markets or the specific issuer.
                  The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices. Investments which have a maturity of less than 60 days are priced at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

                - Important information about opening a new account with the
                  Value Line Funds
                  In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund's account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases. In addition, the Fund may limit any share purchases or close your account if it is unable to verify your identity.
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14
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How to sell shares

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                - By mail
                  You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

                  We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.

                  If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

                - Through a broker-dealer
                  Fund shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary.

                  Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.

                - By exchange
                  You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange
                  shares, you are purchasing shares in another fund so you
                  should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange.
                  To execute an exchange, call 800-243-2729. We reserve the
                  right to reject any exchange order.
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                                                                              15

                ----------------------------------------------------------------
                  When you send us a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after we receive your request. For each account involved you should provide the account name, number, name of fund and exchange or redemption amount. Call 1-800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

                  Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

                  The exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund's ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.
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16

                Account minimum

                If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

                Redemption in kind

                The Fund reserves the right to make a redemption in kind--payment in liquid portfolio securities, wholly or in part, rather than cash--if the amount being redeemed is large enough to affect Fund operations. The redeeming shareholder will pay transaction costs to sell these securities and will bear the market risk of holding the securities.

Frequent purchases and redemptions of Fund shares

                  Frequent purchases and redemptions of the Fund's shares entail risks, including dilution in the value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund's Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

                  Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund considers trading in its shares to be excessive if an investor:

                - sells shares within thirty days after the shares were
                  purchased;

                - makes more than four exchanges out of the Fund during a
                  calendar year (other than systematic purchases and redemptions);

                - enters into a series of transactions that is indicative of a timing pattern strategy.

                  In order to seek to detect frequent purchases and redemptions of Fund shares, the Adviser monitors selected trades. If the Adviser determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Adviser will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Adviser believes are under their control. The Adviser applies these restrictions uniformly in all cases.

                  While the Adviser uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Fund nor any of its service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Adviser's ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Fund's policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, should the Fund detect market timing activity it may terminate the account. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Adviser retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special services

                  To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

                - Valu-Matic[RegTM] allows you to make regular monthly
                  investments of $25 or more automatically from your checking account.

                - Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you for federal income tax purposes.

                - You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes

                  The Fund intends to pay dividends from its net investment income, if any, and to distribute any capital gains that it has realized annually. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.

                  Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a capital gain distribution because such distribution will generally be taxable even though the net asset value of shares of the Fund will be reduced by the distribution.

                  You generally will be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions from short-term capital gains will be taxable as ordinary income. Dividends from net investment income will either be taxable as ordinary income or, if so designated by the Fund and certain other conditions are met by the Fund and the shareholder, including holding-period requirements, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

                  Distributions designated by the Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.

                  We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

                  If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

                  You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

                  As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                  The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. We urge you to consult your tax adviser about your particular tax situation, including federal, state, local and foreign tax considerations and possible withholding taxes for non-U.S. shareholders.

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

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                  The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.

                  Financial Highlights

=========================================================================================================================
                                                                         Years Ended March 31,
                                               --------------------------------------------------------------------------
                                                  2005            2004            2003            2002            2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $    23.81      $    16.56      $    20.15      $    16.66      $    24.97
-------------------------------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
      Net investment loss                           (0.05)           (.03)           (.03)           (.11)           (.19)
      Net gains or (losses) on securities
         (both realized and unrealized)              1.99            7.28           (3.40)           3.70           (5.13)
-------------------------------------------------------------------------------------------------------------------------
      Total from investment operations               1.94            7.25           (3.43)           3.59           (5.32)
-------------------------------------------------------------------------------------------------------------------------
   Less distributions:
      Distributions from net realized gains          --              --              (.16)           (.10)          (2.99)
-------------------------------------------------------------------------------------------------------------------------
      Total distributions                            --              --              (.16)           (.10)          (2.99)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $    25.75      $    23.81      $    16.56      $    20.15      $    16.66
==========================================================================================================================
Total return                                        8.15%          43.78%         (17.04)%         21.55%         (21.86)%
==========================================================================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands)         $  409,609      $  260,879      $  109,600      $   71,565      $   42,021
Ratio of operating expenses to average
   net assets                                       1.14%(1)        1.19%(1)        1.36%(1)        1.48%(1)        1.48%(1)
Ratio of net investment loss to average
   net assets                                      (0.28)%         (0.16)%         (0.19)%         (0.75)%         (0.97)%
Portfolio turnover rate                               44%             55%             79%            130%            111%
-------------------------------------------------------------------------------------------------------------------------

                 (1) Ratio reflects expenses grossed up for custody credit
                     arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the years ended March 31, 2005, 2004, 2002, 1.35% for the year ended March 31, 2003, and 1.46% for the year ended March 31, 2001.

For more information

                  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and quarterly reports filed with the Securities and Exchange Commission. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated August 1, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge, from our Internet site at http://www.vlfunds.com.

                  Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-800-SEC-0330.

Investment Adviser                    Service Agent
Value Line, Inc.                      State Street Bank and Trust Company
220 East 42nd Street                  c/o BFDS
New York, NY 10017-5891               P.O. Box 219729
                                      Kansas City, MO 64121-9729

Custodian                             Distributor
State Street Bank and Trust Company   Value Line Securities, Inc.
225 Franklin Street                   220 East 42nd Street
Boston, MA 02110                      New York, NY 10017-5891

Value Line Securities, Inc.
220 East 42nd Street, New York, NY 10017-5891                  File No. 811-7388

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